Exhibit 10.1

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

Amendment No. 1 to Agreement and Plan of Merger, dated November 1, 2022 (the “Amendment”), by and among Parsec Capital Acquisitions Corp., a Delaware corporation, Enteractive Merger Sub, Inc., a Canadian corporation (“Merger Sub”), and Enteractive Media Inc., a Canadian corporation (collectively, the “Parties”, and each, a “Party”.

WHEREAS, the Parties have entered into an Agreement and Plan of Merger, dated October 13, 2022 (the “Existing Agreement”); and

WHEREAS, the Parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2. Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:

(a) The definition of “Merger Consideration” as defined in Article I of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“Merger Consideration” means Six Million Nine Hundred Thousand (6,900,000) shares, with an assumed price of $10.00 per share, subject to a discount of up to sixty percent (60%), of which One Million Nine Hundred Thousand (1,900,000) shares (the “Escrowed Shares”) are subject to forfeiture in the case the Company does not achieve gross revenues of at least Three Million Dollars ($3,000,000) in calendar year 2023, as reported by the Company in its Form 10-K filing for the year ended December 31, 2023. Accordingly, none of the shareholders of the Company will sell any of the Escrowed Shares until the Company reports such revenues.

(b) Exhibit A of the Existing Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto to this Amendment.

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective on the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement, will mean and be a reference to the Existing Agreement as amended by this Amendment.

4. Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a) It has the full right, power, and authority to enter into this Amendment and to perform its obligations hereunder and under the Existing Agreement as amended by this Amendment.

(b) The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party.

(c) This Amendment has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party hereto) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLES IV AND V OF THE EXISTING AGREEMENT AND IN THIS SECTION 4 OF THIS AMENDMENT, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE, OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY’S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 4.

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5. Miscellaneous.

(a) This Amendment is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of such State.

(b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e) This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[SIGNATURE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as on the date first written above.

PARSEC CAPITAL ACQUISITIONS CORP

By:	/s/ Patricia Trompeter
Name:	Patricia Trompeter
Title:	CEO

ENTERACTIVE MERGER SUB, INC.

By:	/s/ Patricia Trompeter
Name:	Patricia Trompeter
Title:	CEO

ENTERACTIVE MEDIA, INC.

By:	/s/ Kelly Kellner
Name:	Kelly Kellner
Title:	CEO

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EXHIBIT A

Shareholder and Merger Consideration

Enteractive Media Inc.	Capitalization Table
		Percent of	Number of Parsec (1)
Shareholder	Shares	Fully Diluted	Shares Rec’d
AGN Holding	4,800,000	8.00%	552,000

Raphael Verdugo	5,678,500	9.46%	653,028

Penfold Capital Markets LP	9,000,000	15.00%	1,035,000

The Ridge Investment LP	8,376,000	13.96%	963,240

Dufer Enterprise Ltd	3,000,000	5.00%	345,000

Hunter Beechwood Investments	3,624,000	6.04%	416,760

Terry DeBono	4,000,000	6.67%	460,000

Katelyn Kellner	525,000	0.88%	60,375

Kyle Kellner	200,000	0.33%	23,000

Justin O’Heir	27,500	0.05%	3,163

Dong Shim	24,000	0.04%	2,760

Evans and Evans	24,000	0.04%	2,760

Vakees Vallipuram Consulting	232,000	0.39%	26,680

Bryce Boucher	100,000	0.17%	11,500

Century Properties (Robert Cunningham)	150,000	0.25%	17,250

Patrick M.B. Chan	150,000	0.25%	17,250

1992689 Alberta Inc.	5,600,000	9.33%	644,000

Chris Clisby	100,000	0.17%	11,500

Dylan Johnson	50,000	0.08%	5,750

Target Directories Corp (Evan Heltay)	500,000	0.83%	57,500

Opal Odyssey Corporation (Indra L. Maharaj)	50,000	0.08%	5,750

Derrick Law	50,000	0.08%	5,750

Finlay Mah	600,000	1.00%	69,000

Don Moroz	1,360,000	2.27%	156,400

JB Metcalfe Holding Co. (James Metcalfe)	310,000	0.52%	35,650

Michael William Skorpack	174,000	0.29%	20,010

924755 Alberta Inc. (Tim Down)	1,000,000	1.67%	115,000

Dawn Welykochy	50,000	0.08%	5,750

Emmanuel Aladi	350,000	0.58%	40,250

Julika Bond	125,000	0.21%	14,375

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Enteractive Media Inc.	Capitalization Table
		Percent of	Number of Parsec (1)
Shareholder	Shares	Fully Diluted	Shares Rec’d

Veronika Slabyj	125,000	0.21%	14,375

Deborah Lazareff	500,000	0.83%	57,500

Robert Dikeukwu Professional Corporation	100,000	0.17%	11,500

Excelsus International Inc. (Joseph Osuji)	50,000	0.08%	5,750

John Anderson	150,000	0.25%	17,250

Michael Wang	100,000	0.17%	11,500

Nancy Wiseman	50,000	0.08%	5,750

Alexandra Ross and Kenneth Kolodka	100,000	0.17%	11,500

Tom Luzzi	50,000	0.08%	5,750

James Nelles (Jamie)	100,000	0.17%	11,500

Andrew Nelles	450,000	0.75%	51,750

Douglas C. Johnson	85,000	0.14%	9,775

PD Metcalfe Professional Corp. (Peter Metcalfe)	50,000	0.08%	5,750

Metcalfe Professional Corp (Charles Metcalfe)	30,000	0.05%	3,450

Dr. MJ Metcalfe Professional Corp. (Michael Metcalfe)	20,000	0.03%	2,300

Cavell Holdings Inc. (Timothy Melton)	150,000	0.25%	17,250

Brady Chernoff	10,000	0.02%	1,150

Robert Rothenberg	100,000	0.17%	11,500

Apotheon Group Ventures Ltd	450,000	0.75%	51,750

HeadsUp Entertainment International Inc.	500,000	0.83%	57,500

Katherine Wilson	2,500,000	4.17%	287,500

Kelly Kellner	2,125,000	3.54%	244,375

James Harty Nelles (Jim)	200,000	0.33%	23,000

Lynne Kellner	1,375,000	2.29%	158,125

Achille Colasanti	200,000	0.33%	23,000

Malcolm Dunlop	200,000	0.33%	23,000

Subtotal: Total Shares O/S	60,000,000	100%	6,900,000

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